UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

MAGENTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38541	81-0724163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Technology Square, 8th Floor Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 242-0170

100 Technology Square

Cambridge, Massachusetts 02139

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MGTA	The Nasdaq Global Market
Preferred Stock Purchase Rights		The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2023 (the “Termination Date”), Magenta Therapeutics, Inc. (the “Company”), entered into a Sublease Termination and Release Agreement (the “Termination Agreement”) with Novartis Institutes for Biomedical Research, Inc. (“Novartis”) pursuant to which, effective as of the Termination Date, the parties terminated that certain Sublease, as amended, by and between the Company and Novartis, dated as of May 4, 2018 (the “Sublease”). Under the Sublease, the Company had leased approximately 69,000 square feet of research and development, laboratory and office space located at 100 Technology Square in Cambridge, Massachusetts (the “Premises”). The Sublease was previously scheduled to terminate, in accordance with its terms, on the earlier of (i) February 28, 2028 or (ii) the date upon which the Sublease may otherwise be terminated or expire (a) pursuant to its terms, (b) pursuant to the terms of the Overlease (as described and defined in the Sublease) or (c) pursuant to law. In exchange for the early termination of the Sublease pursuant to the Termination Agreement, the Company agreed to make a one-time termination payment to Novartis in the amount of $14,780,188.00. Following the Termination Date, the Company’s principal executive offices will be located at 300 Technology Square in Cambridge, Massachusetts.

The foregoing description of the terms of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the Termination Agreement, which the Company intends to file with the Securities and Exchange Commission as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending March 31, 2023.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGENTA THERAPEUTICS, INC.

Date:	April 6, 2023

By:	/s/ Stephen Mahoney
Stephen Mahoney
Title:	President, Chief Financial and Operating Officer

3